UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.     )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

LogicMark, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

2801 Diode Lane
Louisville, KY 40299
(502) 442-7911

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to Be Held on December 20, 2023

The Notice of Annual Meeting, Proxy Statement
and Annual Report on Form 10-K are available at:
https://investors.logicmark.com/financial-information/sec-filings

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 20, 2023

To the Stockholders of LogicMark, Inc.:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (“Annual Meeting”) of LogicMark, Inc., a Nevada corporation (the “Company”), will be held on December 20, 2023 at 10:00 a.m. (Eastern Time) in the offices of Sullivan & Worcester LLP at 1633 Broadway, 32nd Floor, New York, NY 10019. Notwithstanding the foregoing or anything to the contrary contained herein, we continue to monitor the situation regarding COVID-19 closely, taking into account guidance from the Centers for Disease Control and Prevention and the World Health Organization. For the health and well-being of our stockholders, directors, management and associates, the Company is planning for the possibility that there may be limitations on attending the Annual Meeting in person, or the Company may decide to hold the Annual Meeting on a different date, at a different location or by means of remote communication (i.e., a “virtual meeting”). The Annual Meeting is being held for the following purposes:

1.	To elect six (6) members of the Company’s board of directors (the “Board”), each to serve until the next annual meeting of the Company’s stockholders and until each of their respective successors are elected and qualified or until each of their earlier resignation or removal (“Proposal No. 1”);

2.	To consider and vote on a proposal to ratify the Board’s selection of BPM LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2023 (“Proposal No. 2”); and

3.	To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice. Only stockholders of record of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), stockholders of record of the Company’s Series C Non-Convertible Voting Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”), and stockholders of record of the Company’s Series F Convertible Preferred Stock, par value $0.0001 per share (the “Series F Preferred Stock”), at the close of business on October 26, 2023 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

Our Board of Directors recommends that you vote “FOR” each of the proposals.

All stockholders who are record or beneficial owners of shares of Common Stock, the one record holder of shares of Series C Preferred Stock and the one record holder of shares of Series F Preferred Stock on the Record Date are cordially invited to attend the Annual Meeting in person. Your vote is important regardless of the number of shares of Common Stock, Series C Preferred Stock and/or Series F Preferred Stock that you own. Only record or beneficial owners of the Common Stock, Series C Preferred Stock and/or Series F Preferred Stock as of the Record Date may attend the Annual Meeting in person. When you arrive at the Annual Meeting, you must present photo identification, such as a driver’s license. Beneficial owners also must provide evidence of stockholdings as of the Record Date, such as a recent brokerage account or bank statement.

We have elected to take advantage of U.S. Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. We believe that the rules will allow us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting.

Whether or not you expect to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares of Common Stock, Series C Preferred Stock and/or Series F Preferred Stock. It will help in our preparations for the Annual Meeting if you would check the box on the form of proxy if you plan on attending the Annual Meeting. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement. Please be advised that if you are not a record or beneficial owner of shares of Common Stock, Series C Preferred Stock or Series F Preferred Stock on the Record Date, you are not entitled to vote and any proxies received from persons who are not record or beneficial owners of shares of Common Stock, Series C Preferred Stock or Series F Preferred Stock on the Record Date will be disregarded.

Louisville, Kentucky	By Order of the Board of Directors,

November 7, 2023	/s/ Chia-Lin Simmons
Chia-Lin Simmons
Chief Executive Officer

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

i

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

In this proxy statement (“Proxy Statement”), LogicMark, Inc., a Nevada corporation, is referred to as “LogicMark,” the “Company,” “we,” “us” and “our.”

Information Concerning the Proxy Materials and the Annual Meeting

Proxies in the form enclosed with this Proxy Statement are being solicited by our board of directors (the “Board”) for use at our Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 10.00 a.m. (Eastern Time) on December 20, 2023 in the offices of Sullivan & Worcester LLP at 1633 Broadway, 32nd Floor, New York, NY 10019, and at any adjournment thereof. Notwithstanding the foregoing or anything to the contrary contained herein, we continue to monitor the situation regarding COVID-19 closely, taking into account guidance from the Centers for Disease Control and Prevention and the World Health Organization. For the health and well-being of our stockholders, directors, management and associates, the Company is planning for the possibility that there may be limitations on attending the Annual Meeting in person, or the Company may decide to hold the Annual Meeting on a different date, at a different location or by means of remote communication (i.e., a “virtual meeting”). Your vote is very important. For this reason, our Board is requesting that you permit your shares of common stock, par value $0.0001 per share (the “Common Stock”), your shares of Series C Non-Convertible Voting Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”), and/or your shares of Series F Convertible Preferred Stock, par value $0.0001 per share (the “Series F Preferred Stock”), to be represented at the Annual Meeting by the proxies named on the enclosed proxy card. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Annual Report”), filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 30, 2023, is being made available to stockholders on or about November 7, 2023. On or about November 7, 2023, we expect to provide a Notice of Internet Availability of Proxy Materials (the “E-Proxy Notice”) to you by mail, unless you previously requested for these materials to be delivered to you in paper or by email. We are using the “e-proxy” rules adopted by the SEC to furnish proxy materials to stockholders through a “notice only” model using the Internet. This allows us to reduce costs by delivering to stockholders an E-Proxy Notice and providing online access to the documents. If you received an E-Proxy Notice by mail, you will not receive a printed copy of our proxy materials unless you specifically request one as set forth above. The E-Proxy Notice includes instructions for viewing our 2022 Annual Report and the Proxy Statement online and for voting via the Internet, by telephone or by mail, along with the required Control Number (the Control Number is unique to each account). The E-Proxy Notice also includes instructions on how to request paper materials. If you requested printed versions of our proxy materials by mail, these printed proxy materials also include a proxy card for the Annual Meeting. Copies of our Notice of Annual Meeting, Proxy Statement, and 2022 Annual Report are also available at https://investors.logicmark.com/financial-information/sec-filings.

Voting materials, which include this Proxy Statement and the enclosed proxy card, will be first mailed to stockholders on or about November 7, 2023.

Only stockholders of record of our shares of Common Stock, Series C Preferred Stock and Series F Preferred Stock as of the close of business on October 26, 2023 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, 1,419,017 shares of Common Stock were issued and outstanding, 200 shares of Series C Preferred Stock were issued and outstanding held one record holder and 173,333 shares of Series F Preferred Stock were issued and outstanding held by one record holder. Holders of shares of Common Stock and the holder of the shares Series C Preferred Stock are entitled to one (1) vote per share for each share of Common Stock and one (1) vote per share of Series C Preferred Stock held by them, as applicable. The holder of shares of Series F Preferred Stock will be entitled to vote on an as-converted to Common Stock basis with respect to 3,325 votes for shares of Series F Preferred Stock held by such holder (for further information, please see the section below titled “Security Ownership Of Certain Beneficial Owners And Management”). Stockholders may vote in person or by proxy; however, granting a proxy does not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke that proxy by (i) filing a later-dated proxy or a written notice of revocation with us at our principal office at any time before the original proxy is exercised or (ii) attending the Annual Meeting and voting in person.

Chia-Lin Simmons is named as attorney-in-fact in the proxy. Ms. Simmons is our Chief Executive Officer and will vote all shares represented by properly executed proxies returned in time to be counted at the Annual Meeting, as described below under “Voting Procedures and Vote Required.” Where a vote has been specified in the proxy with respect to the matters identified in the Notice of the Annual Meeting, the shares represented by the proxy will be voted in accordance with those voting specifications. If no voting instructions are indicated, your shares will be voted as recommended by our Board on all matters, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote before the Annual Meeting.

The stockholders will consider and vote upon (i) a proposal to elect six (6) members of our Board, each to serve until the Company’s 2024 Annual Meeting of Stockholders and until each of their respective successors are elected and qualified or until each of their earlier resignation or removal (“Proposal No. 1”); and (ii) a proposal to ratify the Board’s selection of BPM LLP as our independent registered public accountants for the fiscal year ending December 31, 2023 (“Proposal No. 2”). Stockholders also will consider and act upon such other business as may properly come before the Annual Meeting.

Voting Procedures and Vote Required

Ms. Simmons will vote all shares represented by properly executed proxies returned in time to be counted at the Annual Meeting. The presence, in person or by proxy, of at least one-third (1/3) of the issued and outstanding shares of Common Stock, Series C Preferred Stock and Series F Preferred Stock, in the aggregate, entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies which contain an abstention and “broker non-vote” shares (described below) are counted as present for purposes of determining the presence of a quorum for the Annual Meeting.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting as specified in such proxies.

Vote Required for Election of Directors (Proposal No. 1).

Our articles of incorporation (the “Articles of Incorporation”), does not authorize cumulative voting. Nevada law and our by-laws (the “By-laws”) provide that directors are to be elected by a plurality of the votes cast by holders of the shares of Common Stock, Series C Preferred Stock and Series F Preferred Stock, in the aggregate. This means that the six (6) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

Vote Required for Ratification of Independent Registered Public Accountants (Proposal No. 2).

Our By-laws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Articles of Incorporation, By-laws or applicable Nevada law), the affirmative vote of a majority of all votes cast by the holders of shares of stock entitled to vote will be required for approval. Accordingly, the affirmative vote of a majority of the votes cast by holders of the shares of Common Stock, Series C Preferred Stock and Series F Preferred Stock, in the aggregate, outstanding on the Record Date and entitled to vote on the matter will be required to ratify the Board’s selection of BPM LLP as our independent registered public accountants for the fiscal year ending December 31, 2023.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals. Broker non-votes are not counted in tabulating the voting result for any particular proposal where the voting standard calls for the approval of “a plurality of the votes cast” and such shares that constitute broker non-votes are not considered entitled to vote; however, broker non-votes are counted in tabulating the voting result for any particular proposal where the voting standard calls for the approval of “a majority of shares outstanding and entitled to vote on the matter,” and such shares that constitute broker non-votes are counted as “shares present” at the Annual Meeting for purposes of determining the presence of a quorum.

The vote on Proposal No. 1 is considered “non-routine” and the vote on Proposal No. 2 is considered “routine”.

Abstentions are counted as “shares present” at the Annual Meeting for purposes of determining the presence of a quorum, but will not be voted at the Annual Meeting. Abstentions only have an effect on the outcome of any matter being voted on that requires a certain level of approval based on our total voting stock outstanding. Thus, abstentions will have no effect on any of the proposals.

Votes at the Annual Meeting will be tabulated by one or more inspectors of election appointed by the Chief Executive Officer.

Stockholders will not be entitled to dissenter’s rights with respect to any matter to be considered at the Annual Meeting.

Delivery of Documents to Stockholders Sharing an Address

We will send only one copy of E-Proxy Notice to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the E-Proxy Notice to a stockholder at a shared address to which a single copy of the E-Proxy Notice was delivered. You may make such a written or oral request by sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the E-Proxy Notice to the Company at Corporate Secretary, 2801 Diode Lane, Louisville, KY 40299, telephone: (502) 442-7911, email: legal@logicmark.com.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 26, 2023, information regarding beneficial ownership of our capital stock by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding voting securities;

●	each of our named executive officers;

●	each of our directors; and

●	all of our named executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the Securities and Exchange Commission (the “SEC’) and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including securities that are exercisable for shares of Common Stock, Series C Preferred Stock or Series F Preferred Stock within sixty (60) days of October 26, 2023. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the holders named in the table below have sole voting and investment power with respect to all shares of Common Stock, Series C Preferred Stock or Series F Preferred Stock shown that they beneficially own, subject to community property laws where applicable.

For purposes of computing the percentage of outstanding shares of our Common Stock, Series C Preferred Stock and Series F Preferred Stock held by each holder or group of holders named above, any shares of Common Stock, Series C Preferred Stock or Series F Preferred Stock that such holder or holders has the right to acquire within sixty (60) days of October 26, 2023 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other holder. The presentation of the shares of Common Stock, Series C Preferred Stock and Series F Preferred Stock on the following table reflects the Company’s reverse stock splits of its Common Stock and Series C Preferred Stock that were effected on April 21, 2023. The inclusion herein of any shares of Common Stock, Series C Preferred Stock or Series F Preferred Stock listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise identified, the address of each beneficial owner listed in the table below is c/o LogicMark, Inc., 2801 Diode Lane, Louisville, KY 40299.

	Shares Beneficially Owned
	Common Stock		Series C Preferred Stock		Series F Preferred Stock		% Total Voting
Name of Beneficial Owner	Shares	%(1)	Shares	%	Shares	%	Power(2)
Non-Director or Officer 5% Stockholders:
Anson Investments Master Fund LP(3)	129,934	8.67%	-	-	-	-	8.65%
Alpha Capital Anstalt(4)	147,192	9.99%	-	-	173,333	100%	9.99%
Giesecke & Devrient Mobile Security America, Inc.(5)	-	-	200	100%	-	-	*

Directors and Executive Officers:
Chia-Lin Simmons, Chief Executive Officer and Director(6)	85,536	6.03%	-	-	-	-	6.01%
Mark Archer, Chief Financial Officer(7)	28,811	2.03%	-	-	-	-	2.03%
Robert Curtis, Director(8)	12,471	*	-	-	-	-	*
Sherice Torres, Former Director(9)	3,978	*	-	-	-	-	*
John Pettitt, Director(10)	10,703	*	-	-	-	-	*
Barbara Gutierrez, Director(11)	10,476	*	-	-	-	-	*
Thomas Wilkinson, Director	-	-	-	-	-	-	-
Carine Schneider, Director	500	*	-	-	-	-	*
Directors and Executive Officers as a Group (8 persons)	152,475	10.47%	-	-	-	-	10.45%

*	Less than 1%

(1)	Based on 1,419,017 shares of Common Stock issued and outstanding as of October 26, 2023. Shares of Common Stock issuable pursuant to options, preferred stock or warrants currently exercisable or exercisable within sixty (60) days are considered outstanding for purposes of computing the percentage beneficial ownership of the holder of such options, preferred stock, or warrants; they are not considered outstanding for purposes of computing the percentage of any other stockholder.

(2)	Percentage of total voting power represents voting power with respect to all shares of Common Stock, Series C Preferred Stock and Series F Preferred Stock. The holders of our Common Stock and Series C Preferred Stock are entitled to one vote per share. The holders of our Series F Preferred Stock vote on an as-converted to Common Stock basis.

(3)	Beneficial ownership includes (i) 50,000 shares of Common Stock, (ii) 21,901 shares of common stock issuable upon exercise of such holder’s warrants, which are subject to 4.99% beneficial ownership limitations, and 58,033 shares of common stock issuable upon exercise of such holder’s warrants, which are subject to 9.99% beneficial ownership limitations, which warrants provide that a holder of such warrants will not have the right to exercise any portion thereof if the holder, together with its affiliates, would beneficially own in excess of 4.99% or 9.99%, as applicable, of the Common Stock outstanding, provided that upon at least 61 days’ prior notice to us, the holder may increase or decrease such limitation up to a maximum of 9.99% of the shares of Common Stock outstanding. Beneficial ownership excludes an aggregate of 7,117 shares of Common Stock issuable upon exercise of such holder’s warrants as a result of the triggering of the 4.99% beneficial ownership limitations in such applicable warrants. Anson Advisors Inc. (“AAI”) and Anson Funds Management LP (“AFM”, and together with AAI, “Anson”) are the co-investment advisers of Anson Investments Master Fund LP (“AIMF”). Anson holds voting and dispositive power over the securities held by AIMF. Bruce Winson is the managing member of Anson Management GP LLC, which is the general partner of AFM. Moez Kassam and Amin Nathoo are directors of AAI. Mr. Winson, Mr. Kassam and Mr. Nathoo each disclaim beneficial ownership of these securities except to the extent of their pecuniary interest therein. The principal business address of the AIMF is Walkers Corporate Limited, Cayman Corporate Centre, 27 Hospital Road, George Town, Grand Cayman KY1-9008, Cayman Islands.

(4)	Beneficial ownership includes an aggregate of 92,816 shares of Common Stock and an aggregate of 54,376 shares of Common Stock issuable in any combination upon exercise of all such holder’s warrants which provide that a holder of such warrants will not have the right to exercise or convert, as applicable any portion thereof if the holder, together with its affiliates, would beneficially own in excess of 9.99% of the Common Stock outstanding, provided that upon at least 61 days’ prior notice to us, the holder may increase or decrease such limitation up to a maximum of 9.99% of the number of shares of Common Stock outstanding. Beneficial ownership excludes an aggregate of 50,687 shares of Common Stock issuable upon the exercise of such holder’s warrants as a result of the triggering of such 9.99% beneficial ownership limitations, and beneficial ownership also excludes an aggregate of 17,433 shares of Common Stock issuable upon exercise of warrants held by such holder and an aggregate of 5,778 shares of Common Stock issuable upon conversion of such holder’s 173,333 shares of Series F Preferred Stock, each of which provide that a holder of such warrants or shares of Series F Preferred Stock, respectively, will not have the right to exercise any portion thereof if the holder, together with its affiliates, would beneficially own in excess of 4.99% of the Common Stock outstanding, provided that upon at least 61 days’ prior notice to us, the holder may increase or decrease such limitation up to a maximum of 9.99% of the number of shares of Common Stock outstanding. Konrad Ackermann has voting and investment control over the securities held by Capital Anstalt. The principal business address of Alpha Capital Anstalt is Altenbach 8 -9490 Vaduz, Principality of Liechtenstein.

(5)	Giesecke & Devrient Mobile Security America, Inc. (“G&D”) is the sole holder of our Series C Preferred Stock and thus has 100% of the voting power of our outstanding shares of Series C Preferred Stock, which have the same voting rights as our shares of Common Stock (one vote per share). The address for G&D is 45925 Horseshoe Drive, Dulles, VA 20166.

(6)	Represents (i) 13,328 shares of restricted stock granted outside the 2013 Long Term Incentive Plan (“2013 LTIP”) and the 2017 Stock Incentive Plan (“2017 SIP”), which vest over a period of 48 months, with one quarter on the anniversary of the grant and 1/16 each subsequent quarter until all shares have vested, so long as Ms. Simmons remains in the service of the Company, (ii) 10,208 shares of restricted stock granted under the 2013 LTIP, which shares vest over a period of three (3) years commencing on January 3, 2022, with 1,702 shares having vested on July 3, 2022, and thereafter, 850 shares to vest on the first day of each subsequent quarter until the entire award has vested, so long as Ms. Simmons remains in the service of the Company for each such quarter, and (iii) 62,000 shares of restricted stock granted pursuant to the Company’s 2023 Stock Incentive Plan (“2023 SIP”), which shares vest over a period commencing on July 3, 2023, with 1/4 of such shares to vest on July 3, 2024, and thereafter, 1/16 of such shares to vest on the first day of each subsequent three-month period until the entire award has vested, so long as Ms. Simons remains in the service of the Company for each such quarter.

(7)	Represents (i) 6,470 shares of restricted stock granted outside the 2013 LTIP and the 2017 SIP, which vest over a period of 48 months, with one quarter on the anniversary of the grant and 1/16 each subsequent quarter until all shares have vested, so long as Mr. Archer remains in the service of the Company; and (ii) 22,000 shares of restricted stock granted pursuant to the 2023 SIP, which vest commencing on July 3, 2023, with 1/4 of such shares to vest on July 3, 2024, and thereafter, 1/16 of such shares to vest on the first day of each subsequent three-month period until the entire award has vested, so long as Mr. Archer remains in the service of the Company for each such quarter. In addition, FLG Partners, LLC (“FLG Partners”), of which Mr. Archer is a partner, was granted (i) 341 restricted shares of Common Stock outside the 2013 LTIP and the 2017 SIP, which vested one quarter on July 15, 2022, with subsequent vesting at 6.25% for each three-month period thereafter, and (ii) 1,100 restricted shares of Common Stock, pursuant to the 2023 SIP, which vest commencing on July 3, 2023, with 1/4 of such shares to vest on July 3, 2024, and thereafter, 1/16 of such shares to vest on the first day of each subsequent three-month period until the entire award has vested. Mr. Archer disclaims beneficial ownership of such shares of Common Stock granted to FLG Partners.

(8)	Includes stock options exercisable for 11,578 shares of Common Stock at a weighted exercise price of $2.40 per share.

(9)	Consists of stock options exercisable for 3,978 shares of Common Stock at a weighted average exercise price of $3.50 per share.

(10)	Consists of stock options exercisable for 10,703 shares of Common Stock at a weighted average exercise price of $1.36 per share.

(11)	Consists of stock options exercisable for 10,476 shares of Common Stock at a weighted average exercise price of $1.15 per share.

ELECTION OF DIRECTORS

(Proposal No. 1)

The following individuals have been nominated as members of our Board, each to serve until the Company’s 2024 Annual Meeting of Stockholders, until each of their respective successors are elected and qualified or until each of their earlier resignation or removal. Pursuant to Nevada law and our By-laws, directors are to be elected by a plurality of the votes of the shares cast by holders present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the six (6) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees.

Following is information about each nominee, including biographical data for at least the last five (5) years. Should one or more of these nominees become unavailable to accept nomination or election as a director, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

Name of Director	Age	Director Since
Chia-Lin Simmons	50	June 14, 2021
Robert Curtis	69	July 25, 2018
John Pettitt	61	March 15, 2022 (June 3, 2022 as Chairman of the Board)
Barbara Gutierrez	61	May 17, 2022
Thomas Wilkinson	54	October 27, 2023
Carine Schneider	60	October 27, 2023

Chia-Lin Simmons, Chief Executive Officer and Director

Chia-Lin Simmons has served as Chief Executive Officer and a director of the Company since June 14, 2021. From 2016 to June 2021, Ms. Simmons served as the CEO and co-founder of LookyLoo, Inc., an artificial intelligence social commerce company. Ms. Simmons served as a member of the Board of Directors for Servco Pacific Inc., a global automotive and consumer goods company with businesses in mobility, automotive distribution and sales, and entertainment from 2017 to 2022 and currently serves as a member of its Investment board.  She is also a member of the Board of Director of New Energy Nexus, an international organization that supports clean energy entrepreneurs with funds, accelerators and networks as well as a member of the Board of Directors for Chromocell, a biotech company developing treatments for chronic pain. From 2014 to 2016, Ms. Simmons served as Head of Global Partner Marketing at Google Play, prior to which, between 2010 and 2014, she served as VP of Marketing & Content for Harman International. She has served as a senior executive or VP at a number of companies, including VP of Strategic Alliances at Audible / Amazon as well as Director of Business Development at AOL / Time Warner. Ms. Simmons received her B.A. in Communications, Magna cum Laude and Phi Beta Kappa, from the University of California, San Diego in 1995. She also received her M.B.A. from Cornell University in 2002, where she was a Park Leadership Fellow, and her J.D. from George Mason University in 2005, and is currently a licensed attorney in the State of New York. The Company believes that Ms. Simmons’ broad technology industry expertise, her experience in product development and launch, and her role as Chief Executive Officer give her the qualifications and skills to serve as a member of the Board.

Robert A. Curtis, Director

Robert A. Curtis, has served as a director of the Company since July 25, 2018. Dr. Curtis is a 35-year veteran in the biosciences industry. Since 2012, Dr. Curtis has served as a consultant to emerging technology companies in his role at Curtis Consulting & Communications, LLC. From 2014 to 2016, he served as the Executive Chairman and Director of the Trudeau Institute in Saranac Lake, New York and prior to that position, he was Chief Executive Officer (CEO) of the Regional Technology Development Corporation from 2007 to 2012, a non-profit organization in Woods Hole, Massachusetts, where he was responsible for identifying and commercializing technology from the Marine Biological Laboratory and the Woods Hole Oceanographic Institute. Prior to such roles, Dr. Curtis has been a founder and CEO of several companies, including HistoRx, Inc., a tissue proteomics company, Cape Aquaculture Technologies, Inc., which developed enhanced non-genetically modified fish, and Lion Pharmaceuticals/Phoenix Drug Discovery LLC, which developed and commercialized university-based technology from some of the leading biomedical institutions in the world. He assisted in the founding of Environmental Operating Solutions, Inc., which applied denitrification technology to wastewater, and which was sold in 2017. He was a co-founder of and CEO of CombiChem, Inc., which was sold to Dupont Pharmaceuticals, and served as founding President and CEO of MetaMorphix, Inc., a joint venture between Genetics Institute, Inc. and The Johns Hopkins School of Medicine. Prior to these entrepreneurial endeavors, Dr. Curtis held senior management positions at Pharmacopeia, Inc., Cambridge Neuroscience, Inc., and Pfizer, Inc. He also served as Assistant Professor of Pharmacy Practice at the University of Illinois Medical Center in Chicago. He currently serves on the Board or as an advisor to a number of private entrepreneurial companies and has served as judge for the annual MIT $100K Business Plan Entrepreneurial Award. He is President and Chairman of Fundraising for the Falmouth Commodores of the Cape Cod Baseball League. Dr. Curtis holds a BS in Pharmacy from the Massachusetts College of Pharmacy, a Pharm.D. from the University of Missouri, and an MBA from Columbia University.

Dr. Curtis’ significant experience in the biosciences, healthcare, and technology sector as well as his operational background gives him the qualifications and skills necessary to serve as a director of our Company.

John Pettitt, Director, and Chairman of the Board

John Pettitt has served as a director of the Company since March 15, 2022 and as Chairman of the Board since June 3, 2022. Since October 2017, Mr. Pettitt has served as senior staff software engineer at Google LLC (“Google”), focusing on software development and software engineering management. Prior to his role at Google, Mr. Pettitt served as Chief Technology Officer at Relay Media Inc., a mobile content optimization company, where he focused on software development for digital media, from 2015 until it was acquired by Google in October 2017. Mr. Pettitt has 39 years’ experience in communication and e-commerce. An internet pioneer since 1983, Mr. Pettitt has been a founder and chief technology officer of multiple successful companies, including: Specialix PLC, a manufacturer of communications and networking hardware, which was acquired by Pearl Systems; software.net, the first internet app store and an e-commerce pioneer, currently known as Beyond.com, which became a publicly traded company and was later acquired by Digital River; CyberSource, a world-leading payments and fraud detection company, which became a publicly traded company and was later acquired by Visa; and Relay Media Inc. In addition, Mr. Pettitt has been awarded multiple foundational patents relating to e-commerce, fraud detection and content distribution and management. We believe that Mr. Pettitt brings a deep technical understanding of hardware and software, combined with a strong entrepreneurial track record, which background gives him the qualifications and skills necessary to serve as a director.

Barbara Gutierrez, Director

Barbara Gutierrez has served as a director of the Company since May 17, 2022. Ms. Gutierrez has directed and improved the financial operations of public, private equity, and privately held companies, with extensive experience with capital transactions like initial public offerings, capital raises, and merger and acquisition transactions. She currently serves as Chief Financial Officer of Modivcare Inc. (Nasdaq: MODV) and has served as Chief Financial Officer for InnovAge Holding Corp. (Nasdaq: INNV), Chief Financial Officer and Chief People Officer for Hero Practice Services and in senior leadership roles at Strad Energy Services (TSX:SDY), Jones Knowledge Group, PhyCor, and HealthOne (HCA). She has also served as a board member of Jones International University, Camp Fire Girls of Colorado (where she served as treasurer of the Board), and corporate secretary for Strad Energy Services, Ms. Gutierrez is a graduate, magna cum laude, of the University of Denver, and is a certified public accountant and chartered global management accountant. We believe that Ms. Gutierrez is qualified to serve on the Board because she is an accomplished leader with more than 30 years of experience in executive and financial leadership roles with high growth, entrepreneurial companies in a range of industries.

Thomas Wilkinson, Director

Thomas W. Wilkinson has served as a director of the Company since October 27, 2023. Mr. Wilkinson is a professional advisor and consultant through his businesses, Wilkinson & Company and re/Manifest, which he founded to provide turn around, M&A and business growth advisory services. Since January 2022, Mr. Wilkinson has served as the Chief Financial Officer of Amelia Holdings, Inc. Prior to this role, from 2019 to 2021, Mr. Wilkinson served as the Chief Executive Officer of Sonim Technologies (Nasdaq: SONM). Prior to that, Mr. Wilkinson served as the Chief Executive Officer of Xplore Technologies Corp. (Nasdaq: XPLR), an international rugged tablet company, after serving as its Chief Financial Officer from 2015 to 2017 until it was sold to Zebra Technologies in July 2018. Prior to his tenure at Xplore, he served as Chief Financial Officer for Amherst Holdings, a financial services company focused on real estate and real estate financing. In this role, Mr. Wilkinson took part in the successful sale of Amherst’s broker dealer subsidiary, significant capital generation for new strategies and the spin-off of one of the largest single-family equity businesses in the United States. Mr. Wilkinson was the co-founder and Managing Partner of PMB Helin Donovan, a multi-office regional accounting firm where he led the growth of the firm both organically and through acquisition to one of the top 200 firms in the United States. His clients included a large number of U.S. public companies and international businesses. He is currently a board member of Astrotech Corporation (Nasdaq: ASTC), SideChannel (OTC: SDCH), and has also served as Chairman of the Board for SideChannel. Mr. Wilkinson has both Master’s and Bachelor’s degrees from the University of Texas and is a Certified Public Accountant in Texas. We believe that Mr. Wilkinson is qualified to serve on the Board because he has significant financial expertise, as well as mergers and acquisitions, international business, governance and executive compensation expertise.

Carine Schneider, Director

Carine Schneider, FGE, has served as director of the Company since October 27, 2023. She is an experienced and well-connected leader and author in the private market and global compensation industry with deep experience working in consulting, technology & financial services. Ms. Schneider is a co-founder of Compass Equity Strategic Advisors, a strategic advisory firm, based in Menlo Park, California. She was named one of the 100 Influential Women in Silicon Valley by the Silicon Valley Business Journal (2017), one of “17 Women to Watch” in 2017 by Brown Brothers Harriman Center on Women and Wealth and received the 2019 ProShare Award for Services to Employee Share Ownership. In March 2022 she was named one of the 20 Most Inspiring Women Leaders by Women Leaders Magazine. In 2021, she published her first book, “The Democratization of the Private Market”. Ms. Schneider was formerly the President, Nasdaq Private Market (NPM), CEO of Certent, founder and CEO of Global Shares, Partner at PwC, Director of Strategic Planning with Morgan Stanley, President of AST Private Company Solutions, Inc. and was the Leader of the Global Stock Plan Services at Towers Watson. Ms. Schneider served on the Board of Directors of Certent, Global Shares and The Professional Business Women of California (PBWC). In 1992, Ms. Schneider was the founding Executive Director of the National Association of Stock Plan Professionals (NASPP). In 1999, Ms. Schneider founded the Global Equity Organization (GEO). Ms. Schneider has served as Chair Emeritus in for GEO since July 2017. Ms. Schneider was also a founding Board Member of the Santa Clara University CEP Program, having served as its Chair twice. Ms. Schneider started her career in 1985 and worked as a Manager of Shareholder Relations at Oracle Corporation from September 1985 to May 1988, where she assisted in the IPO and managed all aspects of the company’s various stock plans. Ms. Schneider speaks Dutch and English. She received her degree in Psychology & Sociology from the University of California in 1985. She served as president and a member of the board of directors of AST Private Company Solutions, Inc. from June 2, 2019 to June 15, 2023. Ms. Schneider was a partner at Nua Group, LLC from July 1, 2017 to December 13, 2018. She is a frequent speaker at conferences around the world, including President Obama’s 2016 Global Entrepreneurial Summit. She was invited to join the inaugural class of Fellow Global Equity (FGE) in 2019. We believe that Ms. Schneider is qualified to serve on the Board because she has significant financial expertise, consulting, global compensation, entrepreneurial, and technological expertise.

Required Vote

Our Articles of Incorporation does not authorize cumulative voting. Nevada law and our By-laws provide that directors are to be elected by a plurality of the votes of the shares cast on the election of directors. This means that the six (6) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

At the Annual Meeting a vote will be taken on a proposal to approve the election of the six (6) director nominees.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE FOR THE ELECTION OF THE SIX (6) DIRECTOR NOMINEES.

CORPORATE GOVERNANCE

Board of Directors

The Board oversees our business affairs and monitors the performance of our management. In accordance with our corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials sent to them and by participating in Board and committee meetings. Our directors hold office until our next Annual Meeting of Stockholders and until each of their respective successors are elected and qualified or until each of their earlier resignation or removal, or if for some other reason they are unable to serve in the capacity of director.

Director Independence

The Board currently consists of six (6) members: Chia-Lin Simmons, Robert Curtis, John Pettitt, Thomas Wilkinson, Carine Schneider and Barbara Gutierrez. All of our directors listed as nominees in Proposal No. 1 will serve until our next Annual Meeting of Stockholders and until each of their respective successors are duly elected and qualified.

As we are listed on the Nasdaq Capital Market, our determination of the independence of directors is made using the definition of “independent director” contained in Rule 5605(a)(2) of the Marketplace Rules of The Nasdaq Stock Market LLC (“Nasdaq”). Our Board affirmatively determined that Mr. Pettitt, Dr. Curtis and Ms. Gutierrez are “independent directors”, as that term is defined in the Marketplace Rules of Nasdaq (the “Nasdaq Rules”).

Board Composition and Diversity

The following table sets forth certain diversity statistics as self-reported by the current members of the Board. Each of the categories listed in the below table has the meaning as it is used in the Nasdaq Rules.

Board Diversity Matrix for LogicMark, Inc. (As of November 7, 2023)
Total Number of Directors	5

	Female	Male
Part I: Gender Identity
Directors	3	3
Part II: Demographic Background
African American or Black	—	—
Alaskan Native or Native American	—	—
Asian	1	—
Hispanic or Latinx	—	—
Native Hawaiian or Pacific Islander	—	—
White	2	3
Two or More Races or Ethnicities	—	—

Board Meetings and Attendance

During fiscal year 2022, the Board held four (4) in- person meetings. No incumbent director attended fewer than 100% of the aggregate of all meetings of the Board, for which at the time of the meeting they were a member of the Board. The Board also approved certain actions by unanimous written consent.

Annual Meeting Attendance

All of the Company’s five (5) then-sitting directors attended our 2022 Annual Meeting of Stockholders (“2022 Annual Meeting”), which was held in the Carneros Room of the DoubleTree by Hilton Hotel at American Canyon, 3600 Broadway Street, American Canyon, California, 94503 on August 25, 2022.

Stockholder Communications with the Board

Stockholders wishing to communicate with the Board, the non-management directors, or with an individual Board member may do so by writing to the Board, to the non-management directors, or to the particular Board member, and mailing the correspondence to: c/o Chia-Lin Simmons, Chief Executive Officer, LogicMark, Inc., 2801 Diode Lane, Louisville, KY 40299. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.

Board Committees

Our Board has an audit committee (“Audit Committee”), a compensation committee (“Compensation Committee”) and a corporate governance and nomination committee (“Corporate Governance and Nomination Committee”). On September 28, 2023, each of the Audit, Compensation and Corporate Governance and Nomination Committees held a regularly scheduled meeting to approve and ratify their respective amended and restated committee charters, which each became effective as of September 28, 2022. The amended and restated Audit Committee Charter is attached hereto as Appendix A. The amended and restated Compensation Committee Charter is attached hereto as Appendix B. The amended and restated Corporate Governance and Nomination Committee is attached hereto as Appendix C. Additionally, each respective amended and restated charter can be found on our website at www.logicmark.com. Information contained on our website is not incorporated herein by reference. Each of the Board committees has the composition and responsibilities described below. As of October 31, 2023, the members of such committees are:

Audit Committee — Barbara Gutierrez*(1), Robert Curtis, John Pettitt and Thomas Wilkinson(1)

Compensation Committee — Robert Curtis, John Pettitt, Thomas Wilkinson, and Carine Schneider*

Corporate Governance and Nomination Committee — Robert Curtis*, Barbara Gutierrez, John Pettitt, and Carine Schneider

*	Indicates Committee Chair

(1)	Indicates Audit Committee Financial Expert

Audit Committee

We have an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members of our Audit Committee are Barbara Gutierrez, Robert Curtis, John Pettitt and Thomas Wilkinson. Mr. Pettitt, Dr. Curtis, Ms. Gutierrez and Mr. Wilkinson are each “independent” within the meaning of Rule 10A-3 under the Exchange Act and Nasdaq Rules. Our Board has determined that Ms. Gutierrez and Mr. Wilkinson shall serve as “audit committee financial experts”, as such term is defined in Item 407(d)(5) of Regulation S-K. In addition, Ms. Gutierrez serves as Chairperson of our Audit Committee.

The Audit Committee oversees our corporate accounting and financial reporting process and oversees the audit of our financial statements and the effectiveness of our internal control over financial reporting. The responsibilities of the Audit Committee include, among other matters:

●	Selecting and recommending to our Board the appointment of an independent registered public accounting firm and overseeing the engagement of such firm;

●	Approving the fees to be paid to the independent registered public accounting firm;

●	Helping to ensure the independence of our independent registered public accounting firm;

●	Overseeing the integrity of our financial statements;

●	Preparing an audit committee report as required by the SEC to be included in our annual proxy statement;

●	Reviewing major changes to our auditing and accounting principles and practices as suggested by our Company’s independent registered public accounting firm, internal auditors (if any) or management;

●	Reviewing and approving all related party transactions; and

●	Overseeing our compliance with legal and regulatory requirements.

In 2022, the Audit Committee held four electronic or virtual meetings, at which all of the members of the then current Audit Committee were present.

The Audit Committee operates under a written charter adopted by the Board that satisfies the applicable standards of Nasdaq.

Compensation Committee

The members of our Compensation Committee are Robert Curtis, John Pettitt, Thomas Wilkinson and Carine Schneider. Mr. Pettitt, Dr. Curtis, Mr. Wilkinson and Ms. Schneider are each “independent” within the meaning of the Nasdaq Rules. In addition, each member of our Compensation Committee qualifies as a “non-employee director” under Rule 16b-3 of the Exchange Act. Our Compensation Committee assists the Board in the discharge of its responsibilities relating to the compensation of the members of the Board and our executive officers. Carine Schneider serves as Chairperson of our Compensation Committee.

The Compensation Committee’s compensation-related responsibilities include:

●	Assisting our Board in developing and evaluating potential candidates for executive positions and overseeing the development of executive succession plans;

●	Reviewing and approving on an annual basis the corporate goals and objectives with respect to compensation for our Chief Executive Officer;

●	Reviewing, approving and recommending to our Board on an annual basis the evaluation process and compensation structure for our other executive officers;

●	Providing oversight of management’s decisions concerning the performance and compensation of other company officers, employees, consultants and advisors;

●	Reviewing our incentive compensation and other stock-based plans and recommending changes in such plans to our Board as needed, and exercising all the authority of our Board with respect to the administration of such plans;

●	Reviewing and recommending to our Board the compensation of independent directors, including incentive and equity-based compensation; and

●	Selecting, retaining and terminating such compensation consultants, outside counsel and other advisors as it deems necessary or appropriate.

In 2022, the Compensation Committee held three electronic or virtual meetings, at which all of the members of the then current Compensation Committee were present.

The Compensation Committee operates under a written charter adopted by our Board that satisfies the applicable standards of Nasdaq.

Corporate Governance and Nomination Committee

The members of our Corporate Governance and Nomination Committee are Robert Curtis, Barbara Gutierrez, John Pettitt and Carine Schneider. Dr. Curtis, Mr. Pettitt, and Mses. Gutierrez and Schneider are each “independent” within the meaning of the Nasdaq Rules. In addition, each member of our Corporate Governance and Nomination Committee qualifies as a “non-employee director” under Rule 16b-3 of the Exchange Act. One of the main purposes of the Corporate Governance and Nomination Committee is to recommend to the Board nominees for election as directors and persons to be elected to fill any vacancies on the Board, develop and recommend a set of corporate governance principles and oversee the performance of the Board. Dr. Curtis serves as Chairman of our Corporate Governance and Nomination Committee.

The Corporate Governance and Nomination Committee is responsible for, among other objectives, making recommendations to the Board regarding candidates for directorships; overseeing the evaluation of the Board; reviewing developments in corporate governance practices; developing a set of corporate governance guidelines; and reviewing and recommending changes to the charters of other Board committees. In addition, the Corporate Governance and Nomination Committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to the Board concerning corporate governance matters.

The Corporate Governance and Nomination Committee has not adopted a formal policy with regard to consideration of director candidates recommended by security holders. For vacancies which are anticipated on the Board, the Corporate Governance and Nomination Committee intends to seek out and evaluates potential candidates from a variety of sources that may include recommendations by security holders, members of management and the Board, consultants and others. The minimum qualifications for potential candidates for the Board include demonstrated business experience, decision-making abilities, personal integrity and a good reputation. While diversity is not a leading factor in the Corporate Governance and Nomination Committee’s evaluation of potential candidates and there is no formal policy for considering diversity when nominating a potential director, it is a consideration that is evaluated along with other qualifications of potential candidates. In light of the foregoing, it is believed that a formal, written policy and procedure with regard to consideration of director candidates recommended by security holders is not necessary in order for the Corporate Governance and Nomination Committee to perform its duties. The Corporate Governance and Nomination Committee identifies and recommends to the Board individuals qualified to serve as directors of the Company, advises the Board with respect to its committees’ composition, oversees the evaluation of the Board, and oversees other matters of corporate governance.

The Corporate Governance and Nomination Committee operates under a written charter adopted by our Board that satisfies the applicable standards of Nasdaq.

In 2022, the Corporate Governance and Nomination Committee held one in-person meeting, at which all of the members of the then current Corporate Governance and Nomination Committee were present.

Family Relationships

There are no family relationships between any of the officers or directors of the Company.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our current directors or executive officers has, during the past ten (10) years:

●	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two (2) years prior to that time;

●	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or his association with persons engaged in any such activity;

●	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

●	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Except as may be set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Leadership Structure of the Board

The Board does not currently have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time. Chia-Lin Simmons serves as Chief Executive Officer of the Company and John Pettitt serves as Chairman of the Board. The Company does not have a lead independent director.

Risk Oversight

The Board oversees risk management directly and through its committees associated with their respective subject matter areas. Generally, the Board oversees risks that may affect the business of the Company as a whole, including operational matters. The Audit Committee is responsible for oversight of the Company’s accounting and financial reporting processes and also discusses with management the Company’s financial statements, internal controls and other accounting and related matters. The Compensation Committee oversees certain risks related to compensation programs, and the Corporate Governance and Nomination Committee oversees certain corporate governance risks. As part of their roles in overseeing risk management, these committees periodically report to the Board regarding briefings provided by management and advisors as well as the committees’ own analysis and conclusions regarding certain risks faced by the Company. Management is responsible for implementing the risk management strategy and developing policies, controls, processes and procedures to identify and manage risks.

Hedging Policy

The Company’s insider trading policy prohibits all officers, directors of the Company and its subsidiaries, any other persons designated from time to time by the CFO as being a “Company Insider,” as well as their immediate family members, from participating in hedging or monetization transactions, such as prepaid variable forwards, equity swaps, collars, and exchange funds, involving Company securities.

DIRECTOR COMPENSATION

During the year ended December 31, 2022, each of our non-employee directors earned fees paid or to be paid in cash and stock options for serving on our Board of Directors. Such compensation was paid to each director in quarterly installments. The following table reflects all compensation awarded to and earned by the Company’s directors for the fiscal year ended December 31, 2022.

Name	Fees Earned or Paid In Cash ($)	Stock Awards ($)	Stock Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Sherice Torres	57,250	—	33,100	—	—	2,840	93,190
John Pettitt	63,750	—	30,002	—	—	—	96,850
Barbara Gutierrez	48,750	—	20,001	—	—	2,688	76,007
Major General David Gust, USA, Ret.	15,000	—	30,002	—	—	1,748	25,279
Michael D’Almada-Remedios, PhD	13,667	—	30,002	-—	—	3,799	25,997
Daniel Sharkey	25,000	—	20,001	—	—	431	48,525
Robert Curtis	57,250	—	30,002	—	—	—	90,350

(1)	The directors each received stock options, which were exercisable for shares of Common Stock at an average price of approximately $25.66 per share.

(2)	The Company reimbursed its directors for travel-related expenses.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Our executive officers are:

Name	Age	Position
Chia-Lin Simmons	50	Chief Executive Officer and Director
Mark Archer	66	Chief Financial Officer

Biographical information about Chia-Lin Simmons appears above on page 6.

Mark Archer, Chief Financial Officer

Mark Archer has served as the permanent Chief Financial Officer of the Company since February 15, 2022 and previously served as our Interim Chief Financial Officer from July 15, 2021 to February 15, 2022. Mr. Archer also serves as a partner at FLG Partners, a Silicon Valley chief financial officer services and board advisory consultancy firm. Mr. Archer has over 40 years of financial and operational experience, including assignments in high growth technology and consumer products companies. Prior to joining FLG Partners in April 2021, from 2017 to 2020, Mr. Archer served as Executive Vice President and Chief Financial Officer of Saxco International LLC, a private equity owned middle market distributor of glass and other rigid packaging solutions to the wine, beer and spirits industries. From 2016 to 2018, Mr. Archer served as President and Chief Executive Officer of Swarm Technology LLC, a growth stage technology company selling hardware and software services, based on Internet of Things architecture. Mr. Archer received both his B.S. degree in Business Administration and an M.B.A. in Finance from the University of Southern California, where he was a Presidential Scholar.

EXECUTIVE OFFICER COMPENSATION

The disclosure relating to the shares of Common Stock under this “Executive Compensation” section reflects the reverse stock split of the Common Stock that was effected by the Company on April 21, 2023.

Summary Compensation Table for Fiscal Years 2022 and 2021

The following table sets forth all plan and non-plan compensation for the last two completed fiscal years paid to all individuals who served as the Company’s principal executive officer or acted in a similar capacity and the Company’s two other most highly compensated executive officers who were serving as executive officers at the end of the last completed fiscal year, as required by Item 402(m)(2) of Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”). We refer to all of these individuals collectively as our “named executive officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(3)	Option Awards ($)	Nonequity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(4)	Total ($)
Chia-Lin Simmons,	2022	475,472	247,800	685,978	—	—	—	31,251	1,440,501
Chief Executive Officer(1)	2021	243,308	50,000	3,571,897	—	—	—	—	3,864,205

Mark Archer,	2022	530,628	—	396,944	—	—	—	16,952	944,524
Chief Financial Officer(2)	2021	306,516	—	—	—	—	—	—	306,516

(1)	Ms. Simmons was appointed the Company’s Chief Executive Officer and member of the Board on June 14, 2021. Ms. Simmons was granted 13,328 shares of restricted Common Stock that vest over four years commencing October 15, 2021, with a quarter to vest on the anniversary of the grant, and thereafter in quarterly amounts until the entire award has vested, so long as Ms. Simmons remains in the service of the Company. Ms. Simmons was granted 10,208 shares of restricted Common Stock that vest over four years commencing January 3, 2022, with a quarter to vest on the anniversary of the grant, and thereafter in quarterly amounts until the entire award has vested, so long as Ms. Simmons remains in the service of the Company.

(2)	Mr. Archer was appointed the Company’s interim Chief Financial Officer on July 15, 2021, and was appointed the Company’s permanent Chief Financial Officer on February 15, 2022. Salary reflects compensation received by FLG Partners for Mr. Archer’s services along with his salary from the Company. Additional details regarding Mr. Archer’s compensation are summarized below under “Employment Agreements.” Mr. Archer was granted 6,470 shares of restricted Common Stock that vest over three years commencing on February 15, 2022, with a quarter to vest on July 15, 2022, with the remaining number of such shares to vest at the rate of 6.25% for each three-month period thereafter until the entire award has vested, provided, however, that if Mr. Archer terminates or ceases to provide services during such three-month period, the portion of the shares that would otherwise vest at the end thereof will vest as of Mr. Archer’s termination or cessation of services.

(3)	Amounts reported in this column reflect the grant date fair value of the restricted stock award granted during the fiscal years ended December 31, 2022, and 2021, as computed in accordance with Financial Accounting Standards Board (“FASB”) ASC 718.

(4)	Other compensation includes primarily employer-paid health insurance.

Employment Agreements

The disclosure on the shares of Common Stock in this “Employment Agreements” section reflects the Company’s reverse stock split of its Common Stock that was effected on April 21, 2023.

Chia-Lin Simmons

On June 14, 2021, the Company entered into an employment agreement with Chia-Lin Simmons (the “Prior Agreement”), pursuant to which she was appointed as our Chief Executive Officer and a member of the Board, effective June 14, 2021, in consideration for an annual cash salary of $450,000 (“Base Salary”). The Prior Agreement provided for incentive bonuses as determined by the Board, a one-time sign-on bonus of $50,000, and employee benefits, including health and disability insurance, in accordance with the Company’s policies, and remains in effect until her employment with the Company is terminated.

Additionally, pursuant to the Prior Agreement and as a material inducement to her acceptance of employment with the Company, the Company offered Ms. Simmons a stock award of 13,328 shares of restricted Common Stock. Such stock award was approved by the Board’s compensation committee and the shares were issued in accordance with Nasdaq Listing Rule 5635(c)(4) outside of our 2013 Long-Term Stock Incentive Plan (“LTIP”) and our 2017 Stock Incentive Plan (“2017 SIP”), vesting over a four-year period commencing on October 15, 2021, with a quarter to vest on the anniversary of that date, and thereafter in quarterly amounts until such award has fully vested, so long as Ms. Simmons remains in the service of the Company.

On November 2, 2022, the Company executed an executive employment agreement (the “Simmons Agreement”) with Ms. Simmons, effective as of June 14, 2022, and which supersedes the Prior Agreement. The term of the Simmons Agreement commenced on June 14, 2022, and continues through and until August 31, 2025 (the “Term”), unless terminated on an earlier date pursuant to the terms set forth in the Simmons Agreement. Pursuant to the Simmons Agreement, Ms. Simmons will receive an annual base salary of $500,000 (the “Base Salary”) and will be eligible to receive an annual bonus as of such effective date (the “Annual Bonus”). The Annual Bonus will have a maximum amount of 100% of Ms. Simmons’ base salary and is contingent upon Ms. Simmons meeting certain annual goals (the “Annual Bonus Goals”) as approved by the Board. Following the close of each fiscal year, the Board’s compensation committee will determine the Annual Bonus within the guidance under the Annual Bonus Goals. The Simmons Agreement also provides that subject to the approval of the Board, Ms. Simmons will be granted restricted shares of Common Stock from time to time during the Term so that the aggregate number of such restricted shares of Common Stock held of record by Ms. Simmons at all times during the Term equals six percent (6%) of the Company’s aggregate issued and outstanding stock as of the applicable date of grant. The Simmons Agreement also provides for certain employee benefits, including health and disability insurance in accordance with the Company’s policies, an allowance up to $30,000 per year to be used for educational or coaching purposes and covers the cost to Ms. Simmons of her personal tax, financial planning, and wealth management services of up to $10,000 per year.

Pursuant to the Simmons Agreement, if the Board terminates Ms. Simmons’ employment with Cause, or she resigns from the Company without Good Reason (as defined in the Simmons Agreement), then the Company shall pay the Base Salary prorated through the date of termination, at the rate in effect at the time notice of termination is given, together with accrued but unused vacation pay. In addition, Ms. Simmons will retain all of the restricted shares of Common Stock granted pursuant to the Simmons Agreement that have vested as of the date of termination. The Board also may terminate Ms. Simmons without Cause upon sixty (60) days’ written notice. If Ms. Simmons terminates such employment with Good Reason, or such employment is terminated without Cause or due to Ms. Simmons’s death or disability, Ms. Simmons would be entitled to receive the greater of (i) the balance of Base Salary and benefits still owed, and (ii) salary continuation and COBRA coverage for twelve (12) months, and would also be entitled to the target Bonus (irrespective of Annual Bonus Goals) prorated up until the date of termination and accrued but unused vacation pay, payment of both of which will be made at the time of termination, and all unvested restricted shares of Common Stock granted pursuant to the Simmons Agreement will vest in full as of such date of termination.

Mark Archer

Effective July 15, 2021, the Board appointed Mr. Archer as Interim Chief Financial Officer of the Company. In connection with the appointment, the Company entered into an agreement, effective July 15, 2021, with FLG Partners (the “FLG Agreement”), of which Mr. Archer is a partner, pursuant to which the Company agreed to pay FLG Partners $500 per hour for its engagement of Mr. Archer’s services as Interim Chief Financial Officer. The FLG Agreement also requires the Company to indemnify Mr. Archer and FLG Partners in connection with Mr. Archer’s services to the Company. The FLG Agreement has an indefinite term and is terminable by the Company or FLG Partners upon 60 days’ prior written notice.

Effective February 15, 2022, the Board appointed Mr. Archer as permanent Chief Financial Officer. In connection with the appointment, the Company and FLG Partners entered into an amendment to the FLG Agreement, dated February 15, 2022 (the “Amendment”), pursuant to which the Company agreed to amend the fee payable to FLG Partners pursuant to the FLG Agreement to $10,000 per week, to permit Mr. Archer to separately invoice the Company for administrative charges of $2,000 per month, payable to Mr. Archer only, and to the issuance of 6,470 restricted shares of Common Stock to Mr. Archer and 341 restricted shares of Common Stock to FLG Partners, a quarter of each such issuance to vest on July 15, 2022, with subsequent vesting at 6.25% for each three-month period thereafter. Mr. Archer did not receive any securities of the Company in connection with the FLG Agreement or the Amendment during the fiscal year ended December 31, 2021.

Other Compensation

We provide standard health insurance benefits to our executive officers, as we do with all other eligible employees. We believe these benefits are consistent with the broad-based employee benefits provided at the companies with whom we compete for talent and therefore are important to attracting and retaining qualified employees. Other than as described above, there were no post-employment compensation, pension or nonqualified deferred compensation benefits earned by our named executive officers during the years ended December 31, 2022 and 2021. We do not have any pension or profit-sharing programs for the benefit of our directors, officers or other employees. The Board may recommend adoption of one or more such programs in the future.

We do sponsor a retirement plan intended to qualify for favorable tax treatment under Section 401(a) of the Internal Revenue Code, containing a cash or deferred feature that is intended to meet the requirements of Section 401(k) of the Internal Revenue Code. Employees working 20 hours or more on a consistent weekly basis, and who are on our payroll and who have attained at least 18 years of age are generally eligible to participate in the plan on the first day of employment, contingent upon completion of certain onboarding tasks. Participants may make pre-tax contributions to the plan from their eligible earnings up to the statutorily prescribed annual limit on pre-tax contributions under the Internal Revenue Code. Pre-tax contributions by participants and the income earned on those contributions are generally not taxable to participants until withdrawn. Participant contributions are held in trust as required by law. No minimum benefit is provided under the plan. An employee’s interest in his or her pre-tax deferrals is 100% vested when contributed. The plan provides for a discretionary employer matching contribution and a discretionary employer profit sharing contribution.

Outstanding Equity Awards at 2022 Fiscal Year End

The following table provides information relating to the vested and unvested option and stock awards held by our named executive officers as of December 31, 2022. Each award to each named executive officer is shown separately, with a footnote describing the award’s vesting schedule. The presentation of the option and stock awards on the following table reflects the Company’s reverse stock split of its Common Stock that was effected on April 21, 2023.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable)	Number of Securities Underlying Unexercised Option (#) Unexercisable)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units Or Other Rights That Have Not Vested ($)
Chia-Lin Simmons(1)(2)	—	—	—	—	—	15,985	2,746,856	—	—
Mark Archer(3)	—	—	—	—	—	4,448	249,095	—	—

(1)	Ms. Simmons was granted 13,328 shares of restricted Common Stock that vest over four years commencing on October 15, 2021, with a quarter to vest on the anniversary of the grant date, and thereafter in quarterly amounts until the entire award has vested, so long as Ms. Simmons remains in the service of the Company for such quarter.

(2)	Ms. Simmons was granted 10,208 shares of restricted Common Stock that vest over four years commencing on January 3, 2022, with a quarter to vest on the anniversary of the grant date, and thereafter in quarterly amounts until the entire award has vested, so long as Ms. Simmons remains in the service of the Company for such quarter.

(3)	Mr. Archer was granted 6,470 shares of restricted Common Stock that vest over three years commencing on February 15, 2022, with a quarter to vest on July 15, 2022, with the remaining number of such shares to vest at the rate of 6.25% for each three-month period thereafter until the entire award has vested, provided, however, that if Mr. Archer terminates or ceases to provide services during such three-month period, the portion of the shares that would otherwise vest at the end thereof will vest as of Mr. Archer’s termination or cessation of services.

(4)	Amounts reflect the grant date fair value of such award granted, as computed in accordance with FASB ASC 718. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as described below, except compensation arrangements, since the past two fiscal years, there have been no transactions, whether directly or indirectly, between us and any of the Company’s officers, directors, beneficial owners of more than 5% of outstanding shares of Common Stock or outstanding shares of a class of voting preferred stock, or their family members, that exceeded the lesser of (i) $120,000 or (ii) one percent (1%) of the average of the Company’s total assets at year-end for the last two fiscal years. The disclosure relating to the shares of Common Stock under this “Certain Relationships and Related Transactions” section reflects the reverse stock split of the Common Stock that was effected by the Company on April 21, 2023.

On January 8, 2021, the Company entered into a warrant amendment and exercise agreement (the “Amendment Agreement”) with AIMF with respect to a Common Stock purchase warrant, dated April 4, 2019, previously issued by the Company to AIMF (the “Original Warrant”). In consideration for each exercise of the Original Warrant that occurred within 45 calendar days of the date of the Amendment Agreement, in addition to the issuance of shares of Common Stock upon such exercise, the Company agreed to deliver to AIMF a new warrant to purchase a number of shares of Common Stock equal to the number of shares of Common Stock issued upon AIMF’s exercise of the Original Warrant, at an exercise price of $305 per share (the “New Warrant”). AIMF held an Original Warrant exercisable for up to 12,346 shares of Common Stock and fully exercised such warrant, resulting in aggregate proceeds to the Company of $3,765,432 the issuance of New Warrants exercisable for an equivalent number of shares of Common Stock.

On February 2, 2021, the Company closed concurrent registered direct and private placement offerings (collectively, the “February Offering”) pursuant to a securities purchase agreement, dated as of January 29, 2021, in which the Company issued to AIMF and Alpha an aggregate of 1,476,016 shares of Series E Preferred Stock and Common Stock purchase warrants exercisable for an aggregate of 14,761 shares of Common Stock. Such warrants were exercisable at an exercise price of $246 per share, subject to customary adjustments thereunder, which were exercisable immediately upon issuance and had five-year terms. The holders of such shares of Series E Preferred Stock had the right to vote with shares of Common Stock, on an as-converted to Common Stock basis, with respect to all matters on which the holders of Common Stock are entitled to vote, subject to any applicable beneficial ownership limitations. On August 16, 2021, the Company filed a certificate with the Secretary of State of the State of Delaware eliminating and cancelling all designations, rights, preferences and limitations of the Series E Preferred Stock, and all shares of Series E Preferred Stock resumed the status of authorized but unissued shares of preferred stock of the Company. The February Offering resulted in gross proceeds to the Company of approximately $4 million, before deducting any offering expenses, and such investors participated equally with respect to the consideration paid and the number of securities received pursuant to the February Offering.

Effective August 11, 2021, the Company entered into a settlement agreement (the “Settlement Agreement”) with GDMSAI, the holder of all outstanding shares of Series C Preferred Stock, to settle an ongoing dispute between the parties (the “Dispute”) with regard to the payment of dividends under the Company’s Series C Certificate of Designations. Pursuant to the Settlement Agreement, the Company agreed to pay $540,000 of dividends plus $55,000 of pre-judgement interest, but no post-judgement interest. The settlement was payable in tranches and the final payment was made by the Company to such holder in November 2021.

On August 16, 2021, the Company closed a private placement offering on August 16, 2021 (the “August Offering”), which was conducted pursuant to a securities purchase agreement, dated as of August 13, 2021, whereby the Company issued to AIMF, Alpha and 3i, LP in a private placement offering (i) an aggregate of 1,333,333 shares of Series F Preferred Stock and (ii) warrants exercisable for up to 33,333 shares of Common Stock at an exercise price of $156 per share, subject to customary adjustments thereunder, which are exercisable six months from the date of issuance and have terms of five and a half years. In connection with the August Offering, AIMF received 666,666 shares of Series F Preferred Stock and warrants exercisable for up to 16,667 shares of Common Stock in consideration for approximately $2 million, each of Alpha and 3i, LP received approximately equivalent allocations of the remaining shares of Series F Preferred Stock and warrants issuable pursuant to such offering in consideration for approximately $1 million each. The holders of such shares of Series F Preferred Stock had the right to vote with shares of Common Stock, on an as-converted to Common Stock basis, with respect to all matters on which the holders of Common Stock are entitled to vote, subject to any applicable beneficial ownership limitations. The August Offering resulted in gross proceeds to the Company of approximately $4 million, before deducting any offering expenses.

On September 15, 2021, the Company closed an underwritten public offering (the “September Offering”) pursuant to which the Company issued an aggregate of (i) 139,438 shares of Common Stock, including 18,188 shares of Common Stock issued upon the full exercise of the underwriters’ over-allotment option and (ii) accompanying warrants to purchase up to an aggregate of 139,438 shares of Common Stock, at an exercise price of $99 per share, subject to certain adjustments, including warrants issued upon the full exercise of the underwriter’s over-allotment option to purchase up to an additional 18,188 shares of Common Stock, at a combined public offering price of $90 per share and accompanying warrant. The September Offering resulted in gross proceeds, inclusive of proceeds from the full exercise of the over-allotment option, of approximately $12.5 million, before deducting underwriting discounts and commissions of 7% of the gross proceeds (or 3.5% of the gross proceeds in the case of certain identified investors) and estimated offering expenses. The investors in the September Offering included, among others, AIMF, Alpha, 3i, LP and Armistice Capital Master Fund, Ltd., which had interests in such offering equal to approximately 30%, 17%, 8% and 16% respectively.

On January 25, 2023, the Company closed a firm commitment public offering (the “January Offering”) pursuant to which the Company issued (i) 529,250 units consisting of 529,250 shares of Common Stock and 10,585,000 common stock purchase warrants exercisable at $2.52 per share, subject to certain adjustments to purchase up to an aggregate of 793,875 shares of Common Stock and (ii) 172,000 pre-funded units of the Company consisting of 172,000 pre-funded common stock purchase warrants exercisable at $0.02 per share, subject to certain adjustments and 3,440,000 warrants to purchase up to an aggregate of 258,000 shares of Common Stock and (iii) 815,198 additional warrants to purchase up to 61,140 shares of Common Stock, which additional warrants were issued upon the partial exercise by the underwriters of their over-allotment option, pursuant to an underwriting agreement, dated as of January 23, 2023 between the Company and Maxim Group LLC, as representative of the underwriters. The January Offering resulted in gross proceeds to the Company of approximately $5.2 million, before deducting underwriting discounts and commissions of 7% of the gross proceeds (3.5% of the gross proceeds in the case of certain identified investors) and estimated January Offering expenses.

Our Audit Committee considers and approves or disapproves any related person transaction as required by Nasdaq regulations. The Audit Committee only approves those related party transactions that are on terms comparable to, or more beneficial to us than, those that could be obtained in arm’s length dealings with an unrelated third party.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who own more than ten percent (10%) of the Common Stock to file with the SEC the initial reports of ownership and reports of changes in ownership of Common Stock. Such executive officers, directors and stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Specific due dates for such reports have been established by the SEC, and the Company is required to disclose in this Proxy Statement any failure to file such reports by such dates during fiscal year ended December 31, 2022. During such fiscal year, we believe that all reports required to be filed by such persons pursuant to Section 16(a) were filed on a timely basis, except for the following forms, due to a delay in obtaining a CIK for each such reporting person: one Form 3 filed by Mark Archer; one Form 3 filed by Barbara Gutierrez; and one Form 3 filed by John Pettitt.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee (the “Audit Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act except to the extent the Company specifically incorporates this Report by reference therein.

Role of the Audit Committee

The Audit Committee’s primary responsibilities fall into three (3) broad categories:

First, the Audit Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company’s management, including discussions with management and the Company’s outside auditors about draft annual financial statements and key accounting and reporting matters;

Second, the Audit Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1); and

Third, the Audit Committee reviews financial reporting, policies, procedures, and internal controls of the Company.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter. In overseeing the preparation of the Company’s financial statements, the Audit Committee met with management and the Company’s outside auditors, including meetings with the Company’s outside auditors without management present, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and the outside auditors. The Audit Committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

With respect to the Company’s outside auditors, the Audit Committee, among other things, discussed with BPM LLP, the Company’s independent registered public accounting firm for fiscal year 2022, matters relating to its independence, including the disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Recommendations of the Audit Committee. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Board of Directors approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the Securities and Exchange Commission.

This Audit Report has been furnished by the Audit Committee of the Board of Directors.

Barbara Gutierrez, Committee Chair

Robert A. Curtis

John Pettitt

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

(Proposal No. 2)

BPM LLP (“BPM”) has served as our independent registered public accounting firm since June 17, 2022 and has been appointed by the Audit Committee of the Board to continue as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

At the Annual Meeting, the stockholders will vote on a proposal to ratify this selection of an independent registered public accounting firm. If this ratification is not approved by the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, the Board will reconsider its selection of an independent registered public accounting firm.

BPM has no interest, financial or otherwise, in our Company. We do not currently expect a representative of Marcum to physically attend the Annual Meeting, however, it is anticipated that a BPM representative will be available to participate in the Annual Meeting via telephone in the event he or she wishes to make a statement, or in order to respond to appropriate questions.

Fees Paid to Independent Registered Public Accounting Firm

The Audit Committee retained BPM to audit the Company’s consolidated financial statements and the effectiveness of internal controls as of and for the year ended December 31, 2023. For additional information concerning the Audit Committee and its activities with BPM, see “Audit Committee Report” contained in this Proxy Statement and “Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accountant” below.

	For the Year Ended December 31,
	2022	2021
Audit fees(1)	$208,329	$146,000
Audit-related fees(2)	$39,900	67,800
Tax fees	—	—
All other fees	—	—
Total fees	$247,329	$213,800

(1)	Audit fees were for professional services rendered for the review of our financial statements for the three quarters and the audit for the years ended December 31, 2022 and 2021.

(2)	Audit-related fees were for professional services rendered for registration statement filings on Forms S-1 and S-3 and comfort letter for the year ended December 31, 2022.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accountant

Our Audit Committee pre-approves all audit and non-audit services provided by the independent registered public accounting firm prior to the engagement of such firm with respect to such services. The Chairperson of the Audit Committee has been delegated the authority by such committee to pre-approve interim services by the independent registered public accounting firm other than the annual audit. The Chairperson of our Audit Committee must report all such pre-approvals to the entire Audit Committee at the next Audit Committee meeting.

Vote Required and Recommendation

Our By-laws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Articles of Incorporation, By-laws or applicable Nevada law), the affirmative vote of a majority of all votes cast by the holders of shares of stock entitled to vote will be required for approval. Accordingly, the affirmative vote of a majority of the votes cast by holders of the shares of Common Stock, Series C Preferred Stock and Series F Preferred Stock, in the aggregate, outstanding on the Record Date and entitled to vote on the matter will be required to ratify the Board’s selection of BPM LLP as our independent registered public accountants for the fiscal year ending December 31, 2023.

At the Annual Meeting a vote will be taken on a proposal to ratify the selection of BPM LLP as our independent registered public accountants for the fiscal year ending December 31, 2023.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION
OF THE SELECTION OF BPM LLP AS THE COMPANY’S INDEPENDENT REGISTERED
PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

FUTURE STOCKHOLDER PROPOSALS

In order for a shareholder proposal to be eligible to be included in our Proxy Statement and proxy card for our 2024 annual meeting of stockholders (the “2024 Annual Meeting”), the proposal must be submitted to our Corporate Secretary at our principal offices, on or before July 5, 2024, and concern a matter that may be properly considered and acted upon at the annual meeting in accordance with Rule 14a-8 under the Exchange Act. If we hold our 2024 Annual Meeting more than 30 days before or after December 20, 2024 (the one-year anniversary date of the Annual Meeting), we will disclose the new deadline by which stockholder proposals must be received under Item 5 of Part II of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably determined to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 under the Exchange Act and with the SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals of stockholders submitted outside the processes of Rule 14a-8 under the Exchange Act (“Non-Rule 14a-8 Proposals”) in connection with the 2024 Annual Meeting must be received by the Company by September 18, 2024 or such proposals will be considered untimely under Rule 14a-4(c) of the Exchange Act. The Company’s proxy related to the 2024 Annual Meeting will give discretionary authority to the proxy holders to vote with respect to all Non-Rule 14a-8 Proposals received by the Company after September 18, 2024.

EXPENSES AND SOLICITATION

We will bear the costs of printing and mailing proxies. In addition to soliciting stockholders by mail or through our regular employees, we may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have shares of our Common Stock, Series C Preferred Stock or Series F Preferred Stock registered in the name of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders following the original solicitation.

OTHER BUSINESS

The Board knows of no other items that are likely to be brought before the Annual Meeting except those that are set forth in the foregoing Notice of Annual Meeting of Stockholders. If any other matters properly come before the Annual Meeting, the persons designated on the enclosed proxy will vote in accordance with their judgment on such matters.

INCORPORATION OF DOCUMENTS BY REFERENCE

The SEC permits us to “incorporate by reference” into this Proxy Statement the information that we file with the SEC under the Exchange Act, which means that we can disclose important information to you by referring you to such information. Information that is incorporated by reference is considered to be part of this Proxy Statement. Information that we file later with the SEC will automatically update and supersede the information that is either contained, or incorporated by reference, in this Proxy Statement, and will be considered to be a part of this Proxy Statement from the date such information is filed. We have filed with the SEC and incorporate by reference in this Proxy Statement, except as superseded, supplemented or modified by this Proxy Statement, the documents listed below (excluding those portions of any Current Report on Form 8-K that are not deemed “filed” pursuant to the General Instructions of Form 8-K):

●	our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 30, 2023;

●	our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023, filed with the SEC on May 12, 2023;

●	our Current Reports on Form 8-K and 8-K/A filed with the Commission on January 26, 2023, March 8, 2023, April 6, 2023, and April 27, 2023.

We also incorporate by reference into this Proxy Statement additional documents that we may file with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date hereof but before the Annual Meeting (excluding any information not deemed “filed” with the SEC). Any statement contained in a previously filed document is deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in this Proxy Statement or in a subsequently filed document incorporated by reference herein modifies or supersedes the statement, and any statement contained in this Proxy Statement is deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in a subsequently filed document incorporated by reference herein modifies or supersedes the statement.

Copies of these filings are also available on our website at https://investors.logicmark.com/financial-information/sec-filings.

Proxies may be solicited by directors, executive officers, and other employees of the Company in person or by telephone or mail only for use at the Annual Meeting or any adjournment thereof. The Company has retained Laurel Hill Advisory Group LLC (“Laurel Hill”) to assist with the solicitation of proxies for a project management fee of $7,500 plus reimbursement for out-of-pocket expenses. All solicitation costs will be borne by the Company.

*************

It is important that the proxies be returned promptly and that your shares of Common Stock, Series C Preferred Stock and/or Series F Preferred Stock be represented. Stockholders are urged to mark, date, execute, and promptly return the accompanying proxy card.

November 7, 2023	By Order of the Board of Directors,

/s/ Chia-Lin Simmons
Chia-Lin Simmons
Chief Executive Officer

APPENDIX A

LogicMark, Inc.

AUDIT COMMITTEE CHARTER

Role

The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of LogicMark, Inc. (the “Company”) assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company, and such other duties as directed by the Board. The Committee’s purpose is to oversee the accounting and financial reporting processes of the Company, the audits of the Company’s financial statements, the qualifications of the public accounting firm engaged as the Company’s independent auditor to prepare or issue an audit report on the financial statements of the Company as well as the independence of such firm, and the performance of the independent auditors. The Committee’s role includes a particular focus on the qualitative aspects of financial reporting to shareholders, the Company’s processes to manage business and financial risk, and compliance with significant applicable legal, ethical, and regulatory requirements. The Committee is directly responsible for the appointment, compensation, retention and oversight of the independent auditor. The Committee also prepares the Committee report that the Securities and Exchange Commission rules require to be included in the Company’s annual proxy statement.

Membership

The membership of the Committee shall consist of at least three directors, all of whom shall be determined by the Board to be “independent” under the Rules of The Nasdaq Stock Market LLC (“Nasdaq Rules”) and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); provided that one director, who is not independent under the Nasdaq Rules applicable to Committee members, meets the criteria set forth in Section 10A(m)(3) under the Exchange Act and is not currently an executive officer, employee or family member of an executive officer, may be appointed to the Committee if the Board, under exceptional and limited circumstances, determines that such individual’s membership on the Committee is required by the best interests of the Company and its shareholders. If the Company relies on this exemption, it must include some additional disclosure in the proxy statement for the next annual meeting subsequent to such determination. A member appointed under this exception may not serve longer than two years and may not serve as chairperson of the Committee (“Chair”). Each member shall in the judgment of the Board have the ability to read and understand fundamental financial statements. At least one member of the Committee shall in the judgment of the Board be an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K under the Securities Act of 1933, as amended, and at least one member (who may also serve as the audit committee financial expert) shall in the judgment of the Board meet the financial sophistication standard required by the Nasdaq Rules. The Board shall have the power to appoint the members of the Committee, including the Chair. In the event of a vacancy in the Chair and the Board does not appoint a Chair within a reasonable amount of time upon such vacancy, the Committee may select a Chair by majority vote if there is no objection from the Board. The Board may remove any member from the Committee at any time with or without cause.

Operations

The Committee shall meet at least four (4) times a year. Additional meetings may occur as the Committee or its Chair deems advisable. The Committee will cause to be kept adequate minutes of all its proceedings, and will report on its actions and activities at the next quarterly meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Committee’s charter (the “Charter”), (b) any provision of the bylaws of the Company, (c) the applicable laws of the State of Nevada, (d) the applicable laws, rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) and (e) the Nasdaq Rules and such other applicable rules and regulations of the securities exchange on which any of the Company’s securities are listed or quoted.

Communications

The independent auditor reports directly to the Committee. The Committee is expected to maintain free and open communication with the independent auditor and management. This communication will include periodic private executive sessions with each of these parties.

Education

The Company is responsible for providing new members with appropriate orientation briefings and educational opportunities, and the full Committee with educational resources related to accounting principles and procedures, current accounting topics pertinent to the Company and other material as may be requested by the Committee. The Company will assist the Committee in maintaining appropriate financial literacy.

Authority

The Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Committee has sole authority to appoint, retain and terminate independent counsel, outside financial experts or other advisors, as it deems appropriate, including sole authority to approve the firms’ fees and other retention terms, and to oversee the work of such independent counsel, outside financial experts or other advisors. The Committee will also maintain the authority to receive and respond to complaints regarding accounting and auditing matters. The Committee will be provided with appropriate funding by the Company, as the Committee determines, for the payment of compensation to the Company’s independent auditor and other advisors as it deems appropriate, and ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Committee will take all necessary steps to preserve the privileged nature of those communications.

The Committee may form and delegate authority to subcommittees, composed of one or more of its independent members, and may delegate authority to one or more designated independent members of the Committee.

Related Party Transactions

Pursuant to Nasdaq Rule 5630, the Committee shall review and approve policies and procedures regarding any transaction between the Company and its officers, directors, affiliates of officers and directors, or other related parties (a “Related Party Transaction”) for which disclosure in the Company’s filings with the SEC is required pursuant to Item 404 of Regulation S-K. The Committee shall consider the facts and circumstances regarding such transactions, including, but not limited to, amounts involved, the relationship of the related person (and those persons identified in the instructions to Item 404(a) of Regulation S-K) with the Company, and terms that would be available in a similar transaction with an unaffiliated third- party. The Committee shall also consider its fiduciary duties, the Company’s obligations under applicable securities laws (including disclosure obligations and director independence rules), and any other applicable law in evaluating a Related Party Transaction. The Committee shall then report its determination regarding such transactions to the full Board at its next regularly scheduled meeting.

Responsibilities

The Committee’s specific responsibilities in carrying out its oversight role are delineated below. Such responsibilities will be reviewed annually and updated as necessary to reflect changes in regulatory requirements, authoritative guidance, evolving oversight practices, and the results of the Company’s annual review of the Charter.

The Committee relies on the expertise and knowledge of management and the independent auditor, to the fullest extent permitted by law, in carrying out its oversight responsibilities. Management of the Company is responsible for determining the Company’s financial statements are complete, accurate and in accordance with applicable law and U.S. generally accepted accounting principles (“GAAP”). The independent auditor is responsible for auditing the Company’s financial statements. It is not the duty of the Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and in accordance with GAAP, to conduct investigations, or to assure compliance with laws and regulations or the Company’s Code of Business Conduct and Ethics (“Code of Conduct”), internal policies or procedures and controls.

1.	The agenda for Committee meetings will be prepared in consultation between the Chair, with input from the Committee members when appropriate or necessary, and management’s financial team.

2.	The Committee will review and update as necessary this Charter and the Board’s responsibilities calendar annually.

3.	The Committee will provide a report in the annual proxy that includes the Committee’s review and discussion of matters with management and the independent auditor.

4.	The Company will include a copy of the Charter on the Company’s website and as an appendix or exhibit, if applicable, as required by applicable securities laws and SEC rules.

5.	The Committee will appoint or replace the independent auditor and determine the terms on which the independent auditor is engaged for the ensuing fiscal year and, at least annually, evaluate the independent auditor’s qualifications, performance, and independence, including that of the lead partner. The evaluation will include obtaining a report from the independent auditor describing: the firm’s internal quality control procedures and any material issues raised by the most recent internal quality control review, or peer review, of the firm or by any inquiry or investigation by governmental or professional authorities within the past five years, concerning an independent audit or audits carried out by the firm, and on any steps taken to deal with those issues; and all relationships between the independent auditor and the Company.

6.	The Committee will resolve any disagreements between management and the independent auditor about financial reporting.

7.	The Committee will establish and oversee a policy designating permissible services that the independent auditor may perform for the Company, providing that the Committee must pre-approve all auditing services and non-audit services (other than “prohibited non-audit services”) to be provided to the Company by its independent auditor. The Committee may delegate authority to one or more independent members to grant pre-approvals of audit and permitted non-audit services; provided that any such pre-approvals shall be presented to the full Committee at its next scheduled meetings.

The following shall be “prohibited non-audit services”: (i) bookkeeping or other services related to the accounting records or financial statements of the Company; (ii) financial information systems design and implementations; (iii) appraisal or valuation services, providing fairness opinions or preparing contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service that the Public Company Accounting Oversight Board (the “PCAOB”) prohibits through regulation.

Notwithstanding the foregoing, pre-approval is not necessary for minor non-audit services if: (i) the aggregate amount of all such non-audit services provided to the Company constitutes not more than five percent of the total amount of fees paid by the Company to its registered public accounting firm during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Company at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Committee.

8.	The Committee will review the responsibilities, functions and performance of management’s accounting and audit review procedures.

9.	The Committee will ensure receipt from the independent auditor of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard No. 1, and actively engage in a dialogue with the auditor about any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and take appropriate action to oversee the independence of the independent auditor.

10.	The Committee will advise the Board as to whether the Committee consists of three or more members, all of whom are independent, financially literate, including at least one member who has the requisite financial sophistication and is a financial expert under applicable SEC and exchange rules and regulations.

11.	The Committee will inquire of management’s financial team, and the independent auditor, about significant risks or exposures; review the Company’s policies for risk assessment and risk management; and assess the steps management has taken to control such risk to the Company.

12.	The Committee will review with the independent auditor and management’s financial team, the audit scope and plan and coordinate audit efforts to ensure completeness of coverage, reduction of redundant efforts, effective use of audit resources, and the use of independent public accountants other than the appointed auditors of the Company.

13.	The Committee will consider and review with management’s financial team and the independent auditor:

a.	The Company’s annual assessment of the effectiveness of its internal controls and the independent auditor’s attestation;

b.	The adequacy of the Company’s internal controls, including computerized information system controls and security;

c.	Any related significant findings and recommendations of the independent auditor, together with management’s responses; and

d.	The adequacy of disclosures about changes in internal control over financial reporting.

14.	The Committee will review with management’s financial team any significant changes to GAAP and PCAOB policies or standards.

15.	The Committee will review with management’s financial team, and the independent auditor at the completion of the annual audit:

a.	The Company’s annual financial statements and related footnotes;

b.	The independent auditor’s audit of the financial statement and its report thereon;

c.	Any significant changes required in the independent auditor’s audit plan;

d.	Any serious difficulties or disputes with management encountered during the course of the audit and management’s response; and

e.	Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

16.	The Committee will review with management’s financial team, and the independent auditor, at least annually, the Company’s critical accounting policies.

17.	The Committee will consider and review with the independent auditor and management’s financial team:

a.	Significant findings during the year and the auditor’s and management’s responses;

b.	Any difficulties encountered in the course of the audits, including any restrictions on the scope of the work or access to required information; and

c.	Any changes required in planned scope of the audit plan.

18.	The Chair will participate in one or more telephonic meetings with the independent auditors, management’s financial team and the other Committee members regarding each periodic report to be filed with the SEC and each earnings release, and all earnings guidance, if applicable, to review and discuss the Company’s financial statements and other financial information included in such filing, release and guidance prior to releasing such information to the public and making any such filing with the SEC, including disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

19.	In connection with each periodic report of the Company filed with the SEC, the Committee will review:

a.	Management’s disclosure to the Committee and the independent auditor under Section 302 of the Sarbanes-Oxley Act of 2002, including identified changes in internal control over financial reporting; and

b.	The contents of the Chief Executive Officer and the Chief Financial Officer certificates to be filed under Section 302 and 906 of the Sarbanes-Oxley Act of 2002.

20.	The Committee will monitor the appropriate standards adopted as a Code of Conduct for the Company.

21.	The Committee will review the status of any material tax audits and proceedings, the Company’s tax strategy and other material tax matters.

22.	The Committee will review with the applicable officer of the Company legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators.

23.	The Committee will develop, review and oversee procedures for (i) receipt, retention and treatment of complaints received by the Company regarding accounting and auditing matters, and (ii) the confidential, anonymous submission of employee concerns regarding accounting or auditing matters. The procedures established pursuant to this paragraph should also be made available for use by persons making reports under the Company’s Code of Conduct and Whistleblower Policy.

24.	The Committee will meet, as needed, with the independent auditor in executive session to discuss any matters the Committee or the independent auditor believes should be discussed privately with the Committee.

25.	The Committee will meet, as needed, with management’s financial team in executive sessions to discuss any matters the Committee or management’s financial team believes should be discussed privately with the Committee.

26.	The Committee will set clear hiring policies for the Company’s hiring of employees or former employees of the independent auditor who were engaged in the Company’s account, and ensure the policies comply with any regulations applicable to the Company.

The Committee will ensure that these policies, as enforced, prohibit any independent auditor from providing services to the Company in the capacity as the CEO, controller, CFO, chief accounting officer or any person serving in an equivalent capacity for the Company if such individual was employed by the independent auditor and participated in any capacity in the audit of the Company during the one-year period preceding the date of the initiation of the audit.

27.	The Committee will discuss with the independent auditor the matters required to be discussed by the applicable auditing standards adopted by the PCAOB and approved by the SEC from time to time.

28.	The Committee will inform each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or related services for the Company, that such firm must report directly to the Committee.

29.	The Committee will evaluate the rotation of the audit partners on the audit engagement team of the independent auditors as required by law.

30.	The Committee will obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

APPENDIX B

LogicMark, Inc.

COMPENSATION COMMITTEE CHARTER

Role

The role of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of LogicMark, Inc. (the “Company”) is to discharge the Board’s responsibilities relating to compensation of the Company’s executive officers, as defined in Rule 501(f) of the Securities Act of 1933, as amended (“Officers”), to produce an annual report on executive compensation for inclusion in the Company’s proxy statement, and to oversee and advise the Board on the adoption of policies that govern the Company’s compensation programs, including stock and benefit plans.

Membership

The membership of the Committee consists of at least three directors, all of whom shall, (a) be determined by the Board to be “independent” under the applicable Rules of The Nasdaq Stock Market LLC (“Nasdaq Rules”), (b) be a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and (c) be an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code. The Board shall have the power to appoint the members of the Committee, including the chairperson of the Committee (the “Chair”). In the event of a vacancy in the Chair and the Board does not appoint a Chair within a reasonable amount of time upon such vacancy, the Committee may select a Chair by majority vote if there is no objection from the Board. The Board may remove any member from the Committee at any time with or without cause.

Operations

The Committee shall meet at least once a year. Additional meetings may occur as the Committee or its Chair deems advisable. The Committee will cause to be kept adequate minutes of all its proceedings, and will report on its actions and activities at the next quarterly meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized to adopt its own rules of procedure not inconsistent with (a) any provision of this Committee’s charter (the “Charter”), (b) any provision of the bylaws of the Company, (c) the applicable laws of the State of Nevada, (d) the applicable laws, rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) and (e) the Nasdaq Rules and such other applicable rules and regulations of the securities exchange on which any of the Company’s securities are listed or quoted.

Authority

The Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Committee has sole authority to retain and terminate compensation consultants retained to assist the Committee in determining the compensation of Officers, or other similar experts or consultants, as it deems appropriate, including sole authority to oversee the work of such experts or consultants and to approve the firms’ fees and other retention terms. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications.

Subject to an election by the Company to rely on the exemption available to “smaller reporting companies” as defined under SEC rules, the Committee shall undertake an independence assessment prior to selecting any compensation consultant, legal counsel, or other advisors that will provide advice to the Committee as may be required by the Nasdaq Rules from time to time. It is expected that the Committee shall evaluate, on at least an annual basis, whether any work provided by the Committee’s compensation consultant raised any conflicts of interest. Finally, it is expected that the Committee shall preapprove any services to be provided to the Company or its subsidiaries by any of the Committee’s compensation consultants.

The Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee.

Responsibilities

Subject to the provisions of any applicable Company corporate governance policies, the principal responsibilities and functions of the Committee are as follows:

1.	Review the competitiveness of the Company’s executive compensation programs to ensure (a) the attraction and retention of corporate officers, (b) the motivation of corporate officers to achieve the Company’s business objectives, and (c) the alignment of the interests of key leadership with the long-term interests of the Company’s shareholders.

2.	Review trends in management compensation, oversee the development of new compensation plans, and, when necessary, approve the revision of existing plans.

3.	Review and approve the compensation structure for Officers.

4.	Oversee an evaluation of the performance of Officers and approve the annual compensation, including salary, bonus, incentive and equity compensation, for Officers.

5.	Review and approve CEO goals and objectives, evaluate CEO performance in light of these corporate objectives, and set CEO compensation consistent with company philosophy. The CEO may not be present during deliberations or voting concerning the CEO’s compensation. The CEO will be reviewed by the Chairman of the Board. The results of the annual CEO evaluation will be considered in setting CEO salary and other compensation.

6.	Review and approve compensation packages for new Officers and termination packages for Officers as requested by management.

7.	Review and discuss with the Board and senior officers plans for officer development and corporate succession plans for the CEO and other senior officers.

8.	Review and make recommendations concerning long-term incentive compensation plans, including the use of equity-based plans. Except as otherwise delegated by the Board, the Committee will act on behalf of the Board as the “Committee” established to administer equity-based and employee benefit plans, and as such will discharge any responsibilities imposed on the Committee under those plans, including making and authorizing grants, in accordance with the terms of those plans.

9.	Review periodic reports from management on matters relating to the Company’s personnel appointments and practices.

10.	At any time the Company is required to include a “Compensation Discussion and Analysis” (“CD&A”) in its annual proxy statement, produce an annual Report of the Compensation Committee on Executive Compensation for the Company’s annual proxy statement in compliance with applicable SEC rules and regulations and relevant listing authority.

11.	At least annually, review and make recommendations about any necessary changes to this Charter.

12.	Obtain or perform an annual evaluation of the Committee’s performance and make applicable recommendations.

13.	Discuss the results of the shareholder advisory vote on “say-on-pay” proposals, if any, with regard to the named executive officers in each applicable Company proxy statement.

14.	Oversee the preparation of a CD&A at any time the Company is required to include such CD&A in the Company’s annual proxy statement. The Committee shall also review and discuss the CD&A with management each year and, based on that review and discussion, determine whether or not to recommend to the Board that the CD&A be included in the Company’s annual proxy statement.

APPENDIX C

LogicMark, Inc.

CORPORATE GOVERNANCE AND NOMINATION COMMITTEE CHARTER

Role

The role of the Corporate Governance and Nomination Committee (the “Committee”) of the Board of Directors (the “Board”) of LogicMark, Inc. (the “Company”) is to determine the slate of director nominees for election to the Board, to identify and recommend candidates to fill vacancies occurring between annual shareholder meetings, to review, evaluate and recommend changes to the Company’s corporate governance policies, and to review the Company’s policies and programs that relate to matters of corporate responsibility, including public issues of significance to the Company and its stakeholders.

Membership

The membership of the Committee consists of at least two directors, each of whom shall be determined by the Board to be “independent” under the Rules of The Nasdaq Stock Market LLC (“Nasdaq Rules”), provided that one director who is not independent under the Nasdaq Rules applicable to this Committee’s members and is not currently an executive officer, employee or family member of an executive officer, may be appointed to the Committee if the Board, under exceptional and limited circumstances, determines that such individual’s membership on the Committee is required by the best interests of the Company and its shareholders. If the Company relies on this exemption, it must include some additional disclosure in the proxy statement for the next annual meeting subsequent to such determination. A member appointed under this exception may not serve longer than two years. The Board shall have the power to appoint the members of the Committee, including the chairperson of the Committee (the “Chair”). In the event of a vacancy in the Chair and the Board does not appoint a Chair within a reasonable amount of time upon such vacancy, the Committee may select a Chair by majority vote if there is no objection from the Board. The Board may remove any member from the Committee at any time with or without cause.

Operations

The Committee shall meet at least once a year. Additional meetings may occur as the Committee or its Chair deems advisable. The Committee will cause to be kept adequate minutes of all its proceedings, and will report on its actions and activities at the next quarterly meeting of the Board (or within four months, whichever occurs sooner). Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Committee’s charter (the “Charter”), (b) any provision of the bylaws of the Company, (c) the applicable laws of the State of Nevada, (d) the applicable laws, rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) and (e) the Nasdaq Rules and such other applicable rules and regulations of the securities exchange on which any of the Company’s securities are listed or quoted.

Authority

The Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Committee has sole authority to retain and terminate any search firm used to identify director candidates, or other similar experts or consultants, as it deems appropriate, including sole authority to approve such firms’ fees and other retention terms. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications.

The Committee may form and delegate authority to subcommittees composed of one or more of its independent members and may delegate authority to one or more designated independent members of the Committee.

C-1

Responsibilities

Subject to the provisions of the Nasdaq Rules, the principal responsibilities and functions of the Committee are as follows:

1.	Annually evaluate and report to the Board on the performance and effectiveness of the Board to facilitate the directors fulfilling their responsibilities in a manner that serves the interests of the Company’s shareholders.

2.	Annually present to the Board a list of individuals recommended for nomination for election to the Board at the annual meeting of shareholders.

3.	Present to the Board candidates for all directorships to be filled by the Board.

4.	Consider questions of independence and possible conflicts of interest of members of the Board and executive officers.

5.	Before recommending an incumbent, replacement or additional director, review his or her qualifications, including capability, availability to serve, conflicts of interest, and other relevant factors.

6.	Assist in identifying, interviewing and recruiting candidates for the Board.

7.	Annually review the composition of each committee and present recommendations for committee memberships to the Board as requested by the Board.

8.	Periodically review the compensation paid to non-employee directors for annual retainers (including Board and committee chairpersons) and meeting fees, if any, and make recommendations to the Board for any adjustments. No member of the Committee will act to fix his or her own compensation except for uniform compensation to directors for their services as such.

9.	Develop, periodically review and report to the Board the orientation process for new directors and plans for the ongoing development of existing Board members.

10.	Develop and periodically review and recommend to the Board appropriate revisions to the Company’s corporate governance policies.

11.	Monitor compliance with the Company’s corporate governance policies.

12.	Regularly review and make recommendations about changes to this Charter.

13.	Regularly review and make recommendations about changes to the charters of other Board committees after consultation with the respective committee chairpersons.

14.	Obtain or perform an annual evaluation of the Committee’s performance and make applicable recommendations.

C-2

EACH STOCKHOLDER IS URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY.

LOGICMARK, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking all prior proxies, the undersigned, a stockholder of LogicMark, Inc. (the "Company"), hereby appoints Chia-Lin Simmons as attorney-in-fact and agent of the undersigned, with full power of substitution, to vote all of the shares of the Company's common stock, par value $0.0001 per share (the "Common Stock"), Series C Non-Convertible Voting Preferred Stock, par value $0.0001 per share (the "Series C Preferred Stock"), and Series F Convertible Preferred Stock (voting on an as-converted to Common Stock basis), par value $0.0001 per share in the aggregate, owned by the undersigned at the Annual Meeting of Stockholders of the Company to be held on December 20, 2023, at the offices of Sullivan & Worcester LLP at 1633 Broadway, 32nd Floor, New York, NY 10019, at 10:00 a.m. Eastern Time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying, and confirming all that said attorney and agent or her substitute may lawfully do in place of the undersigned as indicated on the reverse side. **If no other indication is made on the reverse side of this form, the proxy will vote for Proposals No. 1 and 2, and in her discretion, upon such other business as properly comes before the Annual Meeting.** Notwithstanding the foregoing or anything to the contrary contained herein, we continue to monitor the situation regarding COVID-19 closely, taking into account guidance from the Centers for Disease Control and Prevention and the World Health Organization. For the health and well-being of our stockholders, directors, management and associates, the Company is planning for the possibility that there may be limitations on attending the Annual Meeting in person, or the Company may decide to hold the Annual Meeting on a different date, at a different location or by means of remote communication (*i.e.*, a "virtual meeting").

IF NO DIRECTION IS MADE, THE PROXY SHALL BE VOTED FOR ALL OF THE PROPOSALS ON THE REVERSE SIDE.

PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS ON DECEMBER 20, 2023 AT 10:00 A.M. (EASTERN TIME) AT THE OFFICES OF SULLIVAN & WORCESTER LLP AT 1633 BROADWAY, 32ND FLOOR, NEW YORK, NY 10019. ☐

To change the address on your account, please check the box at right and indicate your new address in the space below ☐

LogicMark, Inc.
2801 Diode Lane
Louisville, KY 40299

Vote on Internet
https://stocktransfersolo.com/Vote and log-on using the Proxy Code and Security Code number set forth on the reverse side.

Vote in Person
If you would like to vote in person, please attend the Annual Meeting to be held on December 20, 2023 at 10:00 a.m. Eastern Time.

(Continued and to be signed on Reverse Side)

LOGICMARK, INC.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting of Stockholders – December 20, 2023

PROXY CODE: 1011

SECURITY CODE:

Date ______ Signature ______

Date ______ Signature, if held jointly ______

To change the address on your account, please check the box at right and indicate your new address in the space below. ☐

GET INFORMED BEFORE YOU VOTE

View the Notice and Proxy Statement and Annual Report on Form 10-K online at https://investors.logicmark.com/financial-information/sec-filings OR you can request a physical copy or email copy of the materials by requesting prior to November 24, 2023. If you would like to request a physical copy of these materials, you may 1) send an email to logicmark@laurelhill.com or 2) call toll-free 866-742-1305. If sending an email, please include your name, proxy code, and security code in the subject line.

Unless requested, you will not receive a paper or email copy.

Vote on Internet	Please go to https://stocktransfersolo.com/Vote and log-on using the Proxy Code and Security Code set forth on the Notice. There is no Vote by Mail option.